UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 25, 2013
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SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
  _______________________________

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California		94538
(Address of principal executive offices)		(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
On September 25, 2013, SYNNEX Corporation (“SYNNEX”) amended its accounts receivable securitization program (the “U.S. Arrangement”) which it uses to finance a portion of its United States operations. The Omnibus Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement and Third Amended and Restated Receivables Sale and Servicing Agreement, by and among SIT Funding Corporation (“SIT”), SYNNEX, the lenders party thereto and The Bank of Nova Scotia, as agent, increased the commitment of the lenders under SIT's Receivables Funding and Administration Agreement by $100 million to a maximum of $500 million.  In addition, the amendment to the U.S. Arrangement also included an accordion feature to allow requests for an increase in the lenders' commitment by up to an additional $100 million to a maximum of $600 million in the event that the lenders to whom a request for an increased commitment under the accordion feature has been made consent to such request.
The description of amended U.S. Arrangement set forth above is qualified in its entirety by reference to the full and complete terms contained in the amendment to the U.S. Arrangement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition
On September 25, 2013, SYNNEX issued a press release regarding SYNNEX' financial results for its fiscal third quarter ended August 31, 2013. The full text of SYNNEX' press release is furnished herewith as Exhibit 99.1.
The information in this Current Report under this Item 2.02 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report under this Item 2.02 and Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03.	Creation of Direct Financial Obligation or Obligation under Off-Balance Sheet Arrangement
The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.          Description

10.1          Omnibus Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement and Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of September 25, 2013, by and among SIT Funding Corporation, SYNNEX, the lenders party thereto and The Bank of Nova Scotia.

99.1          Press Release dated September 25, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 25, 2013

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.          Description

10.1          Omnibus Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement and Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of September 25, 2013, by and among SIT Funding Corporation, SYNNEX, the lenders party thereto and The Bank of Nova Scotia.
99.1          Press Release dated September 25, 2013.

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